Exhibit 21.1

APTIV PLC
All Subsidiaries

Entity Name	Domestic Jurisdiction
A.E. Enterprises, LLC	Michigan
Alambrados y Circuitos Eléctricos, S. de R.L. de C.V.	Mexico
Antaya Technologies Corp.	Delaware
Aptiv (China) Holding Company Limited	China
Aptiv (China) Technology Company Limited	China
Aptiv (Shanghai) International Management Company Ltd.	Shanghai
Aptiv (Suzhou) Enterprise Management Co., Ltd.	China
Aptiv (UK) Holdings Limited	England and Wales
Aptiv Asia Pacific Holdings (UK) LLP	England and Wales
Aptiv China Holdings (US) LLC	Delaware
Aptiv Components (Shanghai) Company Limited	China
Aptiv Components India Private Ltd.	India
Aptiv Connection Systems (Nantong) Ltd.	China
Aptiv Connection Systems (Shanghai) Ltd.	China
Aptiv Connection Systems Holding Deutschland GmbH	Germany
Aptiv Connection Systems Holding Hong Kong Limited	Hong Kong
Aptiv Connection Systems Holdings (US) LLC	Delaware
Aptiv Connection Systems Hungary Kft	Hungary
Aptiv Connection Systems India Private Limited	India
Aptiv Connection Systems Korea LLC	Korea
Aptiv Connection Systems Morocco S.A.S.	Morocco
Aptiv Connection Systems Services Austria GmbH	Austria
Aptiv Connection Systems Services Italia S.P.A.	Italy
Aptiv Connection Systems Services Japan, Ltd.	Japan
Aptiv Contract Services Ciudad Juarez, S. de R.L. de C.V.	Mexico
Aptiv Contract Services d.o.o. Leskovac	Serbia
Aptiv Contract Services de Mexico, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Matamoros, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Noreste, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Nuevo Laredo, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Sweden AB	Sweden
Aptiv Contract Services Tamaulipas, S. de R.L. de C.V.	Mexico
Aptiv Contract Services Tijuana, S.A. de C.V.	Mexico
Aptiv Contract Services Zacatecas, S. de R.L. de C.V.	Mexico
Aptiv Contract Services, S. de R.L. de C.V.	Mexico
Aptiv Corporation	Delaware
Aptiv Electric Systems Company Ltd.*	China
Aptiv Electrical Centers (Shanghai) Co. Ltd.	China
Aptiv Electronics (Suzhou) Co. Ltd.	China
Aptiv European Holdings (UK) Limited	England and Wales
Aptiv Financial Holdings (UK) LLP	England and Wales
*Entity is Joint Venture
• Entity in Liquidation

Aptiv Financial Investment Services (UK) Limited	England and Wales
Aptiv Financial Services (Luxembourg) S.a r.l.	Luxembourg
Aptiv Financial Services (UK) Limited	England and Wales
Aptiv Global Financial Services (Luxembourg) S.a r.l.	Luxembourg
Aptiv Global Financing Limited	Ireland
Aptiv Global Holdings (Luxembourg) S.a r.l.	Luxembourg
Aptiv Global Holdings (UK) Limited	England and Wales
Aptiv Global Holdings 2 (Luxembourg) S.àr.l	Luxembourg
Aptiv Global Holdings Limited	Ireland
Aptiv Global Investments UK LLP	England and Wales
Aptiv Global Operations Limited	Ireland
Aptiv Global Real Estate Services (US), LLC	Michigan
Aptiv Holdfi (UK) Limited	England and Wales
Aptiv Holdings (Austria) GmbH	Austria
Aptiv Holdings (UK) Limited	England and Wales
Aptiv Holdings (US), LLC	Delaware
Aptiv Holdings Asia Pacific (Luxembourg) S.a r.l.	Luxembourg
Aptiv Holdings Deutschland GmbH	Germany
Aptiv Holdings France SAS	France
Aptiv Holdings Limited	Barbados
Aptiv Holdings Mexico, S. de R.L. de C.V.	Mexico
Aptiv Holdings US Limited	Jersey
Aptiv Holdings, Inc.	Delaware
Aptiv International Financial Services (UK) LLP	England and Wales
Aptiv International Holdings (UK) LLP	England and Wales
Aptiv International Holdings (US), LLC	Delaware
Aptiv International Holdings 2 (Luxembourg) S.a r.l.	Luxembourg
Aptiv International Holdings UK Two LLP	England and Wales
Aptiv International Operations Luxembourg S.a.r.l.	Luxembourg
Aptiv International Services Company, LLC	Delaware
Aptiv Italia Holdings s.r.l.	Italy
Aptiv Korea LLC	Korea
Aptiv Latin America Holdings (Luxembourg) S.a r.l.	Luxembourg
Aptiv Latin America Holdings (UK) LLP	England and Wales
Aptiv Luxembourg Holdings (UK) Limited	England and Wales
Aptiv Luxembourg Holdings S.a r.l.	Luxembourg
Aptiv Malaysia Sdn. Bhd.*	Malaysia
Aptiv Malta Holdings Limited	Malta
Aptiv Manufactura e Servicos de Distribuicao Ltda.	Brazil
Aptiv Manufacturing Management Services S.a r.l.	Luxembourg
Aptiv Medical Systems, LLC	Delaware
Aptiv Mexican Holdings (US) LLC	Michigan
Aptiv Mobility Services Austria MAT. GmbH	Austria
Aptiv Mobility Services d.o.o. Novi Sad	Serbia
Aptiv Mobility Services Deutschland GmbH	Germany
Aptiv Mobility Services Japan, Ltd.	Japan
*Entity is Joint Venture
• Entity in Liquidation

Aptiv Properties Management Services (US) LLC	Delaware
Aptiv S&P Mobility Services Spain, S.L.	Spain
Aptiv S&P Solutions Holdings (Spain), S.L.	Spain
Aptiv Safety & Mobility Services Singapore Pte. Ltd.	Singapore
Aptiv Safety Services Deutschland GmbH	Germany
Aptiv Services (Ireland) Limited	Ireland
Aptiv Services 2 France SAS	France
Aptiv Services 2 US, Inc.	Delaware
Aptiv Services 3 (US), LLC	Delaware
Aptiv Services 4 US, LLC	Delaware
Aptiv Services 5 US, LLC	Delaware
Aptiv Services Austria GPD. GmbH & Co KG	Austria
Aptiv Services Belgium N.V.	Belgium
Aptiv Services Czech s.r.o.	Czech Republic
Aptiv Services Deutschland GmbH	Germany
Aptiv Services Honduras, S. de R.L. de C.V.	Honduras
Aptiv Services Hungary Kft.	Hungary
Aptiv Services Italia S.r.l.	Italy
Aptiv Services Kenitra S.A.	Morocco
Aptiv Services Macedonia DOOEL Skopje	Macedonia
Aptiv Services Maroc S.A.	Morocco
Aptiv Services Meknes S.A.S.	Morocco
Aptiv Services Netherlands B.V.	Netherlands
APTIV SERVICES OUJDA S.A.S.U.	Morocco
Aptiv Services Poland S.A.	Poland
Aptiv Services Tanger S.A.	Morocco
Aptiv Services Tunisia Sarl	Tunisia
Aptiv Services UK Limited	England and Wales
Aptiv Services Ukraine LLC	Ukraine
Aptiv Services US, LLC	Delaware
Aptiv Technologies Limited	Barbados
Aptiv Technology Services & Solutions S.R.L.	Romania
Aptiv Trade Management Services (US), LLC	Delaware
Aptiv Turkey Teknoloji Hizmetleri Limited Şirketi	Turkey
Aptiv US Operations Holdings, LLC	Delaware
Aptiv US Services General Partnership	Delaware
APTIVPORT SERVICES, S.A.	Portugal
Arcomex S.A. de C.V.	Mexico
Arneses Electricos Automotrices, S.A. de C.V.	Mexico
Auburn Enterprises, LLC	Delaware
Autoensambles y Logistica, S.A. de C.V.	Mexico
Cablena S.A.	Spain
Cablena, S.L.	Spain
Centro Técnico Herramental, S. de R.L. de C.V.	Mexico
Control-Tec LLC	Michigan
Cordaflex, S.A. de C.V.	Mexico
*Entity is Joint Venture
• Entity in Liquidation

Daehan Electronics Yantai Co., Ltd.	China
Delphi Diesel Systems Service Mexico, S. de R.L. de C.V.	Mexico
Delphi Packard Moldova Noua S.R.L.	Romania
Delphi Slovensko s.r.o.•	Slovak Republic
Dynawave, LLC	Massachusetts
El Components Corporation LLC	Nevada
El-Com Elrob Development & Systems LTD	Israel
EL-COM Systems Corp	Puerto Rico
Elrob LLC	California
Falmat, Inc.	California
gabo Systemtechnik GmbH	Germany
Gabocom Ltd	England and Wales
Gabocom Sarl	France
Harwich Holding GmbH	Germany
Harwich Holdings SAS	France
Harwich Holdings, LLC	Delaware
Hellermann Tyton AB	Sweden
Hellermann Tyton AS	Norway
HellermannTyton (Proprietary) Limited	South Africa
HellermannTyton (Wuxi) Electrical Accessories Company Limited	China
HellermannTyton Alpha S.à r.l.	Luxembourg
HellermannTyton Australia Pty Ltd	Australia
HellermannTyton Beta S.à r.l.	Luxembourg
HellermannTyton BV	Netherlands
HellermannTyton Canada Inc.	Ontario
HellermannTyton Co. Ltd	Japan
HellermannTyton Corporation	Delaware
HellermannTyton Data Limited	England and Wales
HellermannTyton Engineering GmbH	Germany
HellermannTyton Espana SL	Spain
HellermannTyton Finance PLC	England and Wales
HellermannTyton GmbH (Austria)	Austria
HellermannTyton GmbH (Germany)	Germany
HellermannTyton Gridbow (Proprietary) Limited*	South Africa
HellermannTyton Group PLC	England and Wales
HellermannTyton Holdings AB	Sweden
HellermannTyton Holdings Limited	England and Wales
HellermannTyton Kft	Hungary
HellermannTyton Limited	England and Wales
HellermannTyton Ltda	Brazil
HellermannTyton Manufacturas, S. de R.L. de C.V.	Mexico
HellermannTyton Maroc S.àr.l.	Morocco
Hellermanntyton Morocco SARL AU	Morocco
HellermannTyton OOO	Russian Federation
HellermannTyton Private Limited	India
HellermannTyton Pte Limited	Singapore
*Entity is Joint Venture
• Entity in Liquidation

HellermannTyton Rohvel SL	Spain
HellermannTyton SAS	France
HellermannTyton Services GmbH	Germany
HellermannTyton Services SARL AU	Morocco
HellermannTyton Sp. z.o.o.	Poland
HellermannTyton Srl	Italy
HellermannTyton SRL	Argentina
HellermannTyton YH	Korea
HellermannTyton, S. de R.L. de C.V.	Mexico
Inmuebles Arela, S.A. de C.V.	Mexico
Intercable Automotive Solutions s.r.l.	Italy
Intercable Ningbo New Energy Automotive Technology Co. Ltd.	China
Intercable s. r. o.	Slovak Republic
Joint Stock Company PES/SCC*	Russian Federation
KUM LLC	Korea
KUMAP Co., Ltd.	Korea
Motional AD Inc.	Delaware
Motional AD LLC*	Delaware
Motional International LLC	Delaware
Motional Korea LLC	Korea
Motional Singapore Pte Ltd	Singapore
Movimento (Shanghai) Co, Ltd.	China
Movimento Europe GmbH	Germany
Movimento Group AB	Sweden
Movimento International, S. de R.L. de C.V.	Mexico
Movimento, Inc.	Delaware
On-Site Limited	England and Wales
Packard Korea Inc.*	Korea
Particle Design, Inc.	Oregon
Phoenix Assets Holdings, Ltd.	British Virgin Islands
Potio Holding GmbH	Germany
Promotora de Partes Electricas Automotrices S.A. de C.V.*	Mexico
PROSTEP AG	Germany
PT Aptiv Components Indonesia	Indonesia
Rebafin GmbH	Austria
Rio Bravo Eléctricos, S. de R.L. de C.V.	Mexico
Staeng Limited	England and Wales
Star Lab Corp.	Delaware
TTTech Auto AG	Austria
Ulti-Mate Connector LLC	Delaware
Unwired Holdings, Inc.	Delaware
Westerly, LLC	Delaware
Winchester Holding, Inc.	Delaware
Winchester Interconnect (M) Sdn. Bhd.	Malaysia
Winchester Interconnect (Shanghai) Co. Ltd	China
Winchester Interconnect (Suzhou) Co., Ltd.	China
*Entity is Joint Venture
• Entity in Liquidation

Winchester Interconnect (Thailand) Co., Ltd.	Thailand
Winchester Interconnect Cable Assemblies, LLC	South Carolina
Winchester Interconnect CM Corporation	Connecticut
Winchester Interconnect Corporation	Delaware
Winchester Interconnect Hermetics, LLC	Florida
Winchester Interconnect RF Corporation	Massachusetts
Winchester Interconnect Ruggedized Corporation	Texas
Wind River AB	Sweden
Wind River GmbH	Germany
Wind River Hong Kong Holding Ltd.	Hong Kong
Wind River International Limited	Ontario
Wind River K.K.	Japan
Wind River Netherlands, B.V.	Netherlands
Wind River Sales Co., Inc.	California
Wind River SARL	France
Wind River Software R&D (Beijing) Co., Ltd.	China
Wind River Software R&D (Chengdu) Co., Ltd.	China
Wind River Srl	Italy
Wind River Systems Costa Rica SRL	Costa Rica
Wind River Systems International, Inc.	Delaware
Wind River Systems Korea, Inc.	Korea
Wind River Systems Romania SRL	Romania
Wind River Systems, Inc.	Delaware
Wind River UK Limited	United Kingdom
Wolfhound Holdings, Inc.	Delaware
Wolfhound Intermediate, Inc.	Delaware
Wolfhound Parent, Inc.	Delaware
YanCheng SeMyung Electronics Co., Ltd.	China

*Entity is Joint Venture
• Entity in Liquidation